THE ALGER INSTITUTIONAL FUND
                  ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO

                                   Rule 18f-3
                               Multiple Class Plan


     THE ALGER LARGECAP GROWTH INSTITUTIONAL PORTFOLIO (the "Portfolio") of THE ALGER INSTITUTIONAL FUND (the "Fund") has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering dual classes of shares with differing distribution arrangements and voting rights.

     Pursuant to Rule 18f-3, the Board of Trustees of the Fund has approved and adopted this written plan (the "Plan") specify-ing the differences between the classes of shares to be offered by the Portfolio. Prior to such offering, the Plan will be filed as an exhibit to the Fund's registration statement. The Plan sets forth all the differences between the classes, including those, if any, pertaining to shareholder services, distribution arrangements, expense allocations, and conversion or exchange features.


I.   ATTRIBUTES OF SHARE CLASSES

     This section discusses the attributes of the two classes of shares. Each share of the Portfolio represents an equal PRO RATA interest in the Portfolio and has identical voting rights, powers, qualifications, terms and conditions and, in proportion to each share's net asset value, liquidation rights and preferences. The classes differ in that: (a) each class has a different class designation; (b) only the Class R Shares are subject to a distribution fee under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"); (c) only the Class I Shares pay non-Rule-12b-1 recordkeeping and/or administrative service fees to third parties; and (d) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter.


     A.   CLASS R SHARES

          Class R Shares are sold to institutional investors, including qualified pension and retirement plans.

          1. SALES LOADS. Class R Shares are sold without the imposition of a front-end sales charge (FESC) or contingent deferred sales charge
          (CDSC).

          2. DISTRIBUTION AND SERVICE FEES. Class R Shares are not subject to a non-Rule-12b-1 service fee. They are, however, subject to a distribution fee under the Rule 12b-1 Plan not to exceed .50% of the average daily net assets of the class.

          3. CLASS EXPENSES. Only the expenses of the Rule 12b-1 distrIbution fee are allocated particularly to Class R Shares.

          4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class R Shares are not exchangeable and have no conversion features.

     B.   CLASS I SHARES

          Class I Shares are sold to institutional investors, including qualified pension and retirement plans. Shares of the Fund outstanding on the date that multiple classes of shares are first made available will be redesignated Class I Shares.

          1. SALES LOADS. Class I Shares are sold without the imposition of any FESC or CDSC.

          2. DISTRIBUTION AND SERVICE FEES. Class I Shares are not subject to a distribution fee under the Rule 12b-1 Plan; they do, however, pay non-Rule 12b-1 record-keeping and/or administrative service fees to third parties.

          3. CLASS EXPENSES. Only the expenses of the non-Rule-12b-1 recordkeeping and/or administrative service fees are allocated particularly to Class I Shares.

          4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class I Shares are not exchangeable and have no conversion features, except that, prior to the issuance of Class R Shares to any other investor, the Fund sponsor (or an affiliate) may exchange Class I Shares for Class R Shares for the purpose of providing initial assets allocable to Class R.

     C.   ADDITIONAL CLASSES

          In the future, the Portfolio may offer additional classes of shares which differ from the classes discussed above. However, any additional classes of shares must be approved by the Board, and the Plan must be amended to describe those classes.


II.  APPROVAL OF MULTIPLE CLASS PLAN

          The Board of the Fund, including a majority of the independent Trustees, must approve this Plan initially. In addition, the Board must approve any material changes to the classes and the Plan prior to their implementation. The Board must find that the Plan is in the best interests of each class individually and the Portfolio as a whole. In making its findings, the Board should focus on, among other things, the relationships between the classes and examine potential conflicts of interest between classes regarding the allocation of fees, services, waivers and reimbursements of expenses, and voting rights. Most significantly, the Board should evaluate the level of services provided to each class and the cost of those services to ensure that the services are appropriate and that the costs thereof are reasonable. In accordance with the foregoing provisions of this Section II, the Board of the Fund has approved and adopted this Plan as of the date written below.


III. DIVIDENDS AND DISTRIBUTIONS

          Because differing expenses are allocated specifically to each class, dividends payable to shareholders of the two classes will differ. Dividends paid to each class of shares in the Portfolio will, however, be declared and paid at the same time and, except for the effect of the difference in expenses mentioned above, will be determined in the same manner and paid in the same amounts per outstanding share.


IV.  EXPENSE ALLOCATIONS

          Income, realized and unrealized capital gains and losses, and Portfolio expenses not allocated to a particular class shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Portfolio.


Dated: December 11, 2002

                          THE ALGER INSTITUTIONAL FUND
                     ALGER SMALLCAP INSTITUTIONAL PORTFOLIO

                                   Rule 18f-3
                               Multiple Class Plan


     THE ALGER SMALLCAP INSTITUTIONAL PORTFOLIO (the "Portfolio") of THE ALGER INSTITUTIONAL FUND (the "Fund") has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering dual classes of shares with differing distribution arrangements and voting rights.

     Pursuant to Rule 18f-3, the Board of Trustees of the Fund has approved and adopted this written plan (the "Plan") specify-ing the differences between the classes of shares to be offered by the Portfolio. Prior to such offering, the Plan will be filed as an exhibit to the Fund's registration statement. The Plan sets forth all the differences between the classes, including those, if any, pertaining to shareholder services, distribution arrangements, expense allocations, and conversion or exchange features.


I.   ATTRIBUTES OF SHARE CLASSES

     This section discusses the attributes of the two classes of shares. Each share of the Portfolio represents an equal PRO RATA interest in the Portfolio and has identical voting rights, powers, qualifications, terms and conditions and, in proportion to each share's net asset value, liquidation rights and preferences. The classes differ in that: (a) each class has a different class designation; (b) only the Class R Shares are subject to a distribution fee under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"); (c) only the Class I Shares pay non-Rule-12b-1 recordkeeping and/or administrative service fees to third parties; and (d) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter.


     A.   CLASS R SHARES

          Class R Shares are sold to institutional investors, including qualified pension and retirement plans.

          1. SALES LOADS. Class R Shares are sold without the imposition of a front-end sales charge (FESC) or contingent deferred sales charge
          (CDSC).

          2. DISTRIBUTION AND SERVICE FEES. Class R Shares are not subject to a non-Rule-12b-1 service fee. They are, however, subject to a distribution fee under the Rule 12b-1 Plan not to exceed .50% of the average daily net assets of the class.

          3. CLASS EXPENSES. Only the expenses of the Rule 12b-1 distrIbution fee are allocated particularly to Class R Shares.

          4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class R Shares are not exchangeable and have no conversion features.

     B.   CLASS I SHARES

          Class I Shares are sold to institutional investors, including qualified pension and retirement plans. Shares of the Fund outstanding on the date that multiple classes of shares are first made available will be redesignated Class I Shares.

          1. SALES LOADS. Class I Shares are sold without the imposition of any FESC or CDSC.

          2. DISTRIBUTION AND SERVICE FEES. Class I Shares are not subject to a distribution fee under the Rule 12b-1 Plan; they do, however, pay non-Rule 12b-1 record-keeping and/or administrative service fees to third parties.

          3. CLASS EXPENSES. Only the expenses of the non-Rule-12b-1 recordkeeping and/or administrative service fees are allocated particularly to Class I Shares.

          4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class I Shares are not exchangeable and have no conversion features, except that, prior to the issuance of Class R Shares to any other investor, the Fund sponsor (or an affiliate) may exchange Class I Shares for Class R Shares for the purpose of providing initial assets allocable to Class R.

     C.   ADDITIONAL CLASSES

          In the future, the Portfolio may offer additional classes of shares which differ from the classes discussed above. However, any additional classes of shares must be approved by the Board, and the Plan must be amended to describe those classes.


II.  APPROVAL OF MULTIPLE CLASS PLAN

     The Board of the Fund, including a majority of the independent Trustees, must approve this Plan initially. In addition, the Board must approve any material changes to the classes and the Plan prior to their implementation. The Board must find that the Plan is in the best interests of each class individually and the Portfolio as a whole. In making its findings, the Board should focus on, among other things, the relationships between the classes and examine potential conflicts of interest between classes regarding the allocation of fees, services, waivers and reimbursements of expenses, and voting rights. Most significantly, the Board should evaluate the level of services provided to each class and the cost of those services to ensure that the services are appropriate and that the costs thereof are reasonable. In accordance with the foregoing provisions of this Section II, the Board of the Fund has approved and adopted this Plan as of the date written below.


III. DIVIDENDS AND DISTRIBUTIONS

     Because differing expenses are allocated specifically to each class, dividends payable to shareholders of the two classes will differ. Dividends paid to each class of shares in the Portfolio will, however, be declared and paid at the same time and, except for the effect of the difference in expenses mentioned above, will be determined in the same manner and paid in the same amounts per outstanding share.


IV.  EXPENSE ALLOCATIONS

     Income, realized and unrealized capital gains and losses, and Portfolio expenses not allocated to a particular class shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Portfolio.


Dated: December 11, 2002

                          THE ALGER INSTITUTIONAL FUND
                   ALGER MIDCAP GROWTH INSTITUTIONAL PORTFOLIO

                                   Rule 18f-3
                               Multiple Class Plan


     THE ALGER MIDCAP GROWTH INSTITUTIONAL PORTFOLIO (the "Portfolio") of THE ALGER INSTITUTIONAL FUND (the "Fund") has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering dual classes of shares with differing distribution arrangements and voting rights.

     Pursuant to Rule 18f-3, the Board of Trustees of the Fund has approved and adopted this written plan (the "Plan") specify-ing the differences between the classes of shares to be offered by the Portfolio. Prior to such offering, the Plan will be filed as an exhibit to the Fund's registration statement. The Plan sets forth all the differences between the classes, including those, if any, pertaining to shareholder services, distribution arrangements, expense allocations, and conversion or exchange features.


I.   ATTRIBUTES OF SHARE CLASSES

     This section discusses the attributes of the two classes of shares. Each share of the Portfolio represents an equal PRO RATA interest in the Portfolio and has identical voting rights, powers, qualifications, terms and conditions and, in proportion to each share's net asset value, liquidation rights and preferences. The classes differ in that: (a) each class has a different class designation; (b) only the Class R Shares are subject to a distribution fee under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"); (c) only the Class I Shares pay non-Rule-12b-1 recordkeeping and/or administrative service fees to third parties; and (d) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter.


     A.   CLASS R SHARES

          Class R Shares are sold to institutional investors, including qualified pension and retirement plans.

          1. SALES LOADS. Class R Shares are sold without the imposition of a front-end sales charge (FESC) or contingent deferred sales charge
          (CDSC).

          2. DISTRIBUTION AND SERVICE FEES. Class R Shares are not subject to a non-Rule-12b-1 service fee. They are, however, subject to a distribution fee under the Rule 12b-1 Plan not to exceed .50% of the average daily net assets of the class.

          3. CLASS EXPENSES. Only the expenses of the Rule 12b-1 distrIbution fee are allocated particularly to Class R Shares.

          4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class R Shares are not exchangeable and have no conversion features.

     B.   CLASS I SHARES

          Class I Shares are sold to institutional investors, including qualified pension and retirement plans. Shares of the Fund outstanding on the date that multiple classes of shares are first made available will be redesignated Class I Shares.

          1. SALES LOADS. Class I Shares are sold without the imposition of any FESC or CDSC.

          2. DISTRIBUTION AND SERVICE FEES. Class I Shares are not subject to a distribution fee under the Rule 12b-1 Plan; they do, however, pay non-Rule 12b-1 record-keeping and/or administrative service fees to third parties.

          3. CLASS EXPENSES. Only the expenses of the non-Rule-12b-1 recordkeeping and/or administrative service fees are allocated particularly to Class I Shares.

          4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class I Shares are not exchangeable and have no conversion features, except that, prior to the issuance of Class R Shares to any other investor, the Fund sponsor (or an affiliate) may exchange Class I Shares for Class R Shares for the purpose of providing initial assets allocable to Class R.

     C.   ADDITIONAL CLASSES

          In the future, the Portfolio may offer additional classes of shares which differ from the classes discussed above. However, any additional classes of shares must be approved by the Board, and the Plan must be amended to describe those classes.


II.  APPROVAL OF MULTIPLE CLASS PLAN

     The Board of the Fund, including a majority of the independent Trustees, must approve this Plan initially. In addition, the Board must approve any material changes to the classes and the Plan prior to their implementation. The Board must find that the Plan is in the best interests of each class individually and the Portfolio as a whole. In making its findings, the Board should focus on, among other things, the relationships between the classes and examine potential conflicts of interest between classes regarding the allocation of fees, services, waivers and reimbursements of expenses, and voting rights. Most significantly, the Board should evaluate the level of services provided to each class and the cost of those services to ensure that the services are appropriate and that the costs thereof are reasonable. In accordance with the foregoing provisions of this Section II, the Board of the Fund has approved and adopted this Plan as of the date written below.


III. DIVIDENDS AND DISTRIBUTIONS

     Because differing expenses are allocated specifically to each class, dividends payable to shareholders of the two classes will differ. Dividends paid to each class of shares in the Portfolio will, however, be declared and paid at the same time and, except for the effect of the difference in expenses mentioned above, will be determined in the same manner and paid in the same amounts per outstanding share.


IV.  EXPENSE ALLOCATIONS

     Income, realized and unrealized capital gains and losses, and Portfolio expenses not allocated to a particular class shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Portfolio.


Dated: December 11, 2002

                          THE ALGER INSTITUTIONAL FUND
               ALGER CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO

                                   Rule 18f-3
                               Multiple Class Plan


     THE ALGER CAPITAL APPRECIATION INSTITUTIONAL PORTFOLIO (the "Portfolio") of THE ALGER INSTITUTIONAL FUND (the "Fund") has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering dual classes of shares with differing distribution arrangements and voting rights.

     Pursuant to Rule 18f-3, the Board of Trustees of the Fund has approved and adopted this written plan (the "Plan") specify-ing the differences between the classes of shares to be offered by the Portfolio. Prior to such offering, the Plan will be filed as an exhibit to the Fund's registration statement. The Plan sets forth all the differences between the classes, including those, if any, pertaining to shareholder services, distribution arrangements, expense allocations, and conversion or exchange features.


I.   ATTRIBUTES OF SHARE CLASSES

     This section discusses the attributes of the two classes of shares. Each share of the Portfolio represents an equal PRO RATA interest in the Portfolio and has identical voting rights, powers, qualifications, terms and conditions and, in proportion to each share's net asset value, liquidation rights and preferences. The classes differ in that: (a) each class has a different class designation; (b) only the Class R Shares are subject to a distribution fee under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"); (c) only the Class I Shares pay non-Rule-12b-1 recordkeeping and/or administrative service fees to third parties; and (d) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter.


     A.   CLASS R SHARES

          Class R Shares are sold to institutional investors, including qualified pension and retirement plans.

          1. SALES LOADS. Class R Shares are sold without the imposition of a front-end sales charge (FESC) or contingent deferred sales charge
          (CDSC).

          2. DISTRIBUTION AND SERVICE FEES. Class R Shares are not subject to a non-Rule-12b-1 service fee. They are, however, subject to a distribution fee under the Rule 12b-1 Plan not to exceed .50% of the average daily net assets of the class.

          3. CLASS EXPENSES. Only the expenses of the Rule 12b-1 distrIbution fee are allocated particularly to Class R Shares.

          4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class R Shares are not exchangeable and have no conversion features.

     B.   CLASS I SHARES

          Class I Shares are sold to institutional investors, including qualified pension and retirement plans. Shares of the Fund outstanding on the date that multiple classes of shares are first made available will be redesignated Class I Shares.

          1. SALES LOADS. Class I Shares are sold without the imposition of any FESC or CDSC.

          2. DISTRIBUTION AND SERVICE FEES. Class I Shares are not subject to a distribution fee under the Rule 12b-1 Plan; they do, however, pay non-Rule 12b-1 record-keeping and/or administrative service fees to third parties.

          3. CLASS EXPENSES. Only the expenses of the non-Rule-12b-1 recordkeeping and/or administrative service fees are allocated particularly to Class I Shares.

          4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class I Shares are not exchangeable and have no conversion features, except that, prior to the issuance of Class R Shares to any other investor, the Fund sponsor (or an affiliate) may exchange Class I Shares for Class R Shares for the purpose of providing initial assets allocable to Class R.

     C.   ADDITIONAL CLASSES

          In the future, the Portfolio may offer additional classes of shares which differ from the classes discussed above. However, any additional classes of shares must be approved by the Board, and the Plan must be amended to describe those classes.


II.  APPROVAL OF MULTIPLE CLASS PLAN

     The Board of the Fund, including a majority of the independent Trustees, must approve this Plan initially. In addition, the Board must approve any material changes to the classes and the Plan prior to their implementation. The Board must find that the Plan is in the best interests of each class individually and the Portfolio as a whole. In making its findings, the Board should focus on, among other things, the relationships between the classes and examine potential conflicts of interest between classes regarding the allocation of fees, services, waivers and reimbursements of expenses, and voting rights. Most significantly, the Board should evaluate the level of services provided to each class and the cost of those services to ensure that the services are appropriate and that the costs thereof are reasonable. In accordance with the foregoing provisions of this Section II, the Board of the Fund has approved and adopted this Plan as of the date written below.


III. DIVIDENDS AND DISTRIBUTIONS

     Because differing expenses are allocated specifically to each class, dividends payable to shareholders of the two classes will differ. Dividends paid to each class of shares in the Portfolio will, however, be declared and paid at the same time and, except for the effect of the difference in expenses mentioned above, will be determined in the same manner and paid in the same amounts per outstanding share.


IV.  EXPENSE ALLOCATIONS

     Income, realized and unrealized capital gains and losses, and Portfolio expenses not allocated to a particular class shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Portfolio.


Dated: December 11, 2002

                          THE ALGER INSTITUTIONAL FUND
                     ALGER BALANCED INSTITUTIONAL PORTFOLIO

                                   Rule 18f-3
                               Multiple Class Plan


     THE ALGER BALANCED INSTITUTIONAL PORTFOLIO (the "Portfolio") of THE ALGER INSTITUTIONAL FUND (the "Fund") has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering dual classes of shares with differing distribution arrangements and voting rights.

     Pursuant to Rule 18f-3, the Board of Trustees of the Fund has approved and adopted this written plan (the "Plan") specify-ing the differences between the classes of shares to be offered by the Portfolio. Prior to such offering, the Plan will be filed as an exhibit to the Fund's registration statement. The Plan sets forth all the differences between the classes, including those, if any, pertaining to shareholder services, distribution arrangements, expense allocations, and conversion or exchange features.


I.   ATTRIBUTES OF SHARE CLASSES

     This section discusses the attributes of the two classes of shares. Each share of the Portfolio represents an equal PRO RATA interest in the Portfolio and has identical voting rights, powers, qualifications, terms and conditions and, in proportion to each share's net asset value, liquidation rights and preferences. The classes differ in that: (a) each class has a different class designation; (b) only the Class R Shares are subject to a distribution fee under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"); (c) only the Class I Shares pay non-Rule-12b-1 recordkeeping and/or administrative service fees to third parties; and (d) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter.


     A.   CLASS R SHARES

          Class R Shares are sold to institutional investors, including qualified pension and retirement plans.

          1. SALES LOADS. Class R Shares are sold without the imposition of a front-end sales charge (FESC) or contingent deferred sales charge
          (CDSC).

          2. DISTRIBUTION AND SERVICE FEES. Class R Shares are not subject to a non-Rule-12b-1 service fee. They are, however, subject to a distribution fee under the Rule 12b-1 Plan not to exceed .50% of the average daily net assets of the class.

          3. CLASS EXPENSES. Only the expenses of the Rule 12b-1 distrIbution fee are allocated particularly to Class R Shares.

          4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class R Shares are not exchangeable and have no conversion features.

     B.   CLASS I SHARES

          Class I Shares are sold to institutional investors, including qualified pension and retirement plans. Shares of the Fund outstanding on the date that multiple classes of shares are first made available will be redesignated Class I Shares.

          1. SALES LOADS. Class I Shares are sold without the imposition of any FESC or CDSC.

          2. DISTRIBUTION AND SERVICE FEES. Class I Shares are not subject to a distribution fee under the Rule 12b-1 Plan; they do, however, pay non-Rule 12b-1 record-keeping and/or administrative service fees to third parties.

          3. CLASS EXPENSES. Only the expenses of the non-Rule-12b-1 recordkeeping and/or administrative service fees are allocated particularly to Class I Shares.

          4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class I Shares are not exchangeable and have no conversion features, except that, prior to the issuance of Class R Shares to any other investor, the Fund sponsor (or an affiliate) may exchange Class I Shares for Class R Shares for the purpose of providing initial assets allocable to Class R.

     C.   ADDITIONAL CLASSES

          In the future, the Portfolio may offer additional classes of shares which differ from the classes discussed above. However, any additional classes of shares must be approved by the Board, and the Plan must be amended to describe those classes.


II.  APPROVAL OF MULTIPLE CLASS PLAN

     The Board of the Fund, including a majority of the independent Trustees, must approve this Plan initially. In addition, the Board must approve any material changes to the classes and the Plan prior to their implementation. The Board must find that the Plan is in the best interests of each class individually and the Portfolio as a whole. In making its findings, the Board should focus on, among other things, the relationships between the classes and examine potential conflicts of interest between classes regarding the allocation of fees, services, waivers and reimbursements of expenses, and voting rights. Most significantly, the Board should evaluate the level of services provided to each class and the cost of those services to ensure that the services are appropriate and that the costs thereof are reasonable. In accordance with the foregoing provisions of this Section II, the Board of the Fund has approved and adopted this Plan as of the date written below.


III. DIVIDENDS AND DISTRIBUTIONS

     Because differing expenses are allocated specifically to each class, dividends payable to shareholders of the two classes will differ. Dividends paid to each class of shares in the Portfolio will, however, be declared and paid at the same time and, except for the effect of the difference in expenses mentioned above, will be determined in the same manner and paid in the same amounts per outstanding share.


IV.  EXPENSE ALLOCATIONS

     Income, realized and unrealized capital gains and losses, and Portfolio expenses not allocated to a particular class shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Portfolio.


Dated: December 11, 2002

                          THE ALGER INSTITUTIONAL FUND
            ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO

                                   Rule 18f-3
                               Multiple Class Plan


     THE ALGER SOCIALLY RESPONSIBLE GROWTH INSTITUTIONAL PORTFOLIO (the "Portfolio") of THE ALGER INSTITUTIONAL FUND (the "Fund") has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering dual classes of shares with differing distribution arrangements and voting rights.

     Pursuant to Rule 18f-3, the Board of Trustees of the Fund has approved and adopted this written plan (the "Plan") specify-ing the differences between the classes of shares to be offered by the Portfolio. Prior to such offering, the Plan will be filed as an exhibit to the Fund's registration statement. The Plan sets forth all the differences between the classes, including those, if any, pertaining to shareholder services, distribution arrangements, expense allocations, and conversion or exchange features.


I.   ATTRIBUTES OF SHARE CLASSES

     This section discusses the attributes of the two classes of shares. Each share of the Portfolio represents an equal PRO RATA interest in the Portfolio and has identical voting rights, powers, qualifications, terms and conditions and, in proportion to each share's net asset value, liquidation rights and preferences. The classes differ in that: (a) each class has a different class designation; (b) only the Class R Shares are subject to a distribution fee under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"); (c) only the Class I Shares pay non-Rule-12b-1 recordkeeping and/or administrative service fees to third parties; and (d) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter.


     A.   CLASS R SHARES

          Class R Shares are sold to institutional investors, including qualified pension and retirement plans.

          1. SALES LOADS. Class R Shares are sold without the imposition of a front-end sales charge (FESC) or contingent deferred sales charge
          (CDSC).

          2. DISTRIBUTION AND SERVICE FEES. Class R Shares are not subject to a non-Rule-12b-1 service fee. They are, however, subject to a distribution fee under the Rule 12b-1 Plan not to exceed .50% of the average daily net assets of the class.

          3. CLASS EXPENSES. Only the expenses of the Rule 12b-1 distrIbution fee are allocated particularly to Class R Shares.

          4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class R Shares are not exchangeable and have no conversion features.

     B.   CLASS I SHARES

          Class I Shares are sold to institutional investors, including qualified pension and retirement plans. Shares of the Fund outstanding on the date that multiple classes of shares are first made available will be redesignated Class I Shares.

          1. SALES LOADS. Class I Shares are sold without the imposition of any FESC or CDSC.

          2. DISTRIBUTION AND SERVICE FEES. Class I Shares are not subject to a distribution fee under the Rule 12b-1 Plan; they do, however, pay non-Rule 12b-1 record-keeping and/or administrative service fees to third parties.

          3. CLASS EXPENSES. Only the expenses of the non-Rule-12b-1 recordkeeping and/or administrative service fees are allocated particularly to Class I Shares.

          4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class I Shares are not exchangeable and have no conversion features, except that, prior to the issuance of Class R Shares to any other investor, the Fund sponsor (or an affiliate) may exchange Class I Shares for Class R Shares for the purpose of providing initial assets allocable to Class R.

     C.   ADDITIONAL CLASSES

          In the future, the Portfolio may offer additional classes of shares which differ from the classes discussed

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


     above. However, any additional classes of shares must be approved by the Board, and the Plan must be amended to describe those classes.


II.  APPROVAL OF MULTIPLE CLASS PLAN

     The Board of the Fund, including a majority of the independent Trustees, must approve this Plan initially. In addition, the Board must approve any material changes to the classes and the Plan prior to their implementation. The Board must find that the Plan is in the best interests of each class individually and the Portfolio as a whole. In making its findings, the Board should focus on, among other things, the relationships between the classes and examine potential conflicts of interest between classes regarding the allocation of fees, services, waivers and reimbursements of expenses, and voting rights. Most significantly, the Board should evaluate the level of services provided to each class and the cost of those services to ensure that the services are appropriate and that the costs thereof are reasonable. In accordance with the foregoing provisions of this Section II, the Board of the Fund has approved and adopted this Plan as of the date written below.


III. DIVIDENDS AND DISTRIBUTIONS

     Because differing expenses are allocated specifically to each class, dividends payable to shareholders of the two classes will differ. Dividends paid to each class of shares in the Portfolio will, however, be declared and paid at the same time and, except for the effect of the difference in expenses mentioned above, will be determined in the same manner and paid in the same amounts per outstanding share.


IV.  EXPENSE ALLOCATIONS

     Income, realized and unrealized capital gains and losses, and Portfolio expenses not allocated to a particular class shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Portfolio.


Dated: December 11, 2002

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